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                                                                   EXHIBIT 99.25

                                    AGREEMENT

                  THIS AGREEMENT, dated as of March 23, 2001, is among Goff Moore Strategic Partners, L.P. ("GMSP") and Robert W. Stallings ("Stallings" and, together with GMSP, the "Purchasers"), Bank One, NA, with its principal office in Chicago, Illinois (the "Lender"), GAINSCO, Inc. (the "Company"), and GAINSCO Service Corp. ("Service" and, together with the Company, "Borrowers").

                                   WITNESSETH

                  WHEREAS, GMSP currently holds 31,620 shares of the Company's Series A Convertible Preferred Stock (the "Series A Preferred");

                  WHEREAS, GMSP is purchasing 3,000 shares of the Company's Series C Redeemable Preferred Stock (the "Series C Preferred" and together with the Series A Preferred and any other shares of preferred stock of the Company purchased by or otherwise issued to GMSP from time to time, the "GMSP Preferred Stock") pursuant to that certain Securities Purchase Agreement dated as February 26, 2001 and amended as of March 23, 2001 between GMSP and the Company (as further amended, supplemented or modified, the "GMSP Purchase Agreement");

                  WHEREAS, Stallings is purchasing a common stock purchase warrant and 3,000 shares of the Company's Series B Convertible Redeemable Preferred Stock (the "Series B Preferred" and, together with any other shares of preferred stock of the Company purchased by or otherwise issued to Stallings from time to time, the "Stallings Preferred Stock") pursuant to that certain Securities Purchase Agreement dated as of February 26, 2001 and amended as of March 23, 2001 between Stallings and the Company (as further amended, supplemented or modified, the "Stallings Purchase Agreement" and, together with the GMSP Purchase Agreement, the "Purchase Agreements");

                  WHEREAS, Borrowers have obtained loans from the Lender pursuant to that certain Credit Agreement dated as of November 13, 1998 between Borrowers and the Lender (as amended through the date hereof and as from time to time further amended, modified or restated the "Senior Credit Agreement"); and

                  WHEREAS, the Purchasers, the Lender and Borrowers have agreed that the obligations of Borrowers to the Purchasers arising under the Purchase Agreements or otherwise in respect of the Series A Preferred, the Series B Preferred and the Series C Preferred will be subordinated on the terms and conditions set forth herein.

                  NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Subordination. Each Borrower, for itself and its successors, covenants and agrees, and each holder of the Subordinated Obligations (as hereinafter defined), by such holder's acceptance thereof, likewise covenants and agrees, that the payment of the Subordinated Obligations is hereby expressly


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subordinated, to the extent and in the manner immediately hereinafter set forth, in right of payment to the prior payment in full in cash of all Senior Indebtedness (as hereinafter defined). The subordination provisions herein set forth are made for the benefit of the holders of the Senior Indebtedness, and such holders may proceed to enforce such provisions.

         As used herein, the following terms have the following meanings:

                  "Subordinated Payment" means any payment of the Subordinated Obligations, regardless of its form, whether consisting of cash, property or securities, by set-off or otherwise, and including without limitation any redemption, retirement, purchase, repayment or other acquisition of the GMSP Preferred Stock or the Stallings Preferred Stock, or any sinking fund payment, that is required under the terms of the Subordinated Documents, provided that "Subordinated Payments" shall not include: (a) any payment made through the issuance or receipt of Exchange Securities (as hereinafter defined), or (b) any payment made through the issuance of additional shares of preferred stock containing the same terms as the preferred stock in respect of which the additional shares are being issued ("PIK Preferred Shares").

                  "Subordinated Obligations" means all redemption or repurchase payments, dividends, fees, indemnities and other amounts owing by the Company under the terms of the Subordinated Agreements; provided, that "Subordinated Obligations" shall not include: (a) indemnification payments regarding claims made by third parties against GMSP, Stallings or other persons or entities entitled to indemnification under the respective Purchase Agreements so long as no Event of Default or Potential Default (as these and other capitalized terms not otherwise defined herein are defined in the Senior Credit Agreement) has occurred and is then continuing which arises from the failure of either Borrower to pay any Senior Indebtedness when due and payable, (b) payments of investment management fees and reimbursements of expenses to GMSP pursuant to Section 4 or
Section 10 of each of the respective Investment Management Agreements heretofore entered into between GMSP, on the one hand, and the Company or certain Subsidiaries of the Company, on the other hand, as in effect on the date hereof,
(c) payments made by the Company pursuant to Section 6.2 of the GMSP Purchase Agreement and Section 6.5 of the Stallings Purchase Agreement, or (d) payments made by the Company or certain Subsidiaries of the Company to Stallings pursuant to his Consulting Agreement entered into prior to the date hereof, as in effect on the date hereof.

                  "Subordinated Agreements" means each Purchase Agreement, the Statements of Resolution with respect to the Series A Preferred, the Series B Preferred and the Series C Preferred (collectively, as amended, supplemented or modified from time to time, the "Statement"), and all other documents and instruments entered into in connection with the GMSP Preferred Stock, the Stallings Preferred Stock or any Exchange Securities or PIK Preferred Shares.

                  "Exchange Securities" means (a) any common stock or preferred stock issued by the Company or any successor thereto, provided that the holders thereof have no right to require the Company to redeem or repurchase such securities or to pay dividends or distributions thereon or any other amount in respect thereof, and (b) any common or preferred stock issued by the Company or any successor thereto, with respect to which the holders have any such right, provided that such right and such securities are subordinated, to at least the same extent as the Subordinated Obligations, to the payment of all Senior Indebtedness or securities issued in exchange for Senior Indebtedness then outstanding.

                  "Senior Indebtedness" shall mean all obligations and liabilities of any and every kind and nature now existing or hereafter arising, contingent or otherwise, of the Company under, in



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connection with, or evidenced by, the Senior Credit Agreement, including, without limitation, all principal, premium (if any), interest (including Post-Petition Interest, as hereafter defined), fees, costs, expenses and liabilities provided for therein, and including any obligations arising under interest rate protection agreements entered into with the Lender in connection therewith, and any renewals, extensions, modifications and refundings of such obligations; provided, that (a) the principal balance of the Senior Indebtedness shall not be increased to more than $15,500,000 without the prior written consent of each Purchaser and any such excess not so consented to shall not constitute "Senior Indebtedness" hereunder, and (b) the maturity date of the Senior Indebtedness shall not be extended beyond September 30, 2003 without the prior written consent of each Purchaser or such obligations shall no longer constitute "Senior Indebtedness" hereunder, unless a payment default exists at such date, in which case such obligations shall continue to constitute Senior Indebtedness until such payment default is cured.

                  "Post-Petition Interest" shall mean interest accruing in respect of Senior Indebtedness after the commencement of any bankruptcy, insolvency, receivership or similar proceedings by or against the Company, at the rate applicable to such Senior Indebtedness pursuant to the Credit Agreement, whether or not such interest is allowed as a claim enforceable against the Company in a bankruptcy case under Title 11 of the United States Code, and any other interest that would have accrued but for the commencement of such proceedings.

2. Distribution on Dissolution, Liquidation and Reorganization. Upon any distribution of assets of the Company or any Subsidiary (as this and other capitalized terms not otherwise defined herein are defined in the Senior Credit Agreement), upon any foreclosure, dissolution, winding up or liquidation of the Company or any Subsidiary, whether voluntary or involuntary, or upon any reorganization, readjustment, arrangement or similar proceeding relating to the Company or any Subsidiary, or any of its property, and whether in bankruptcy, insolvency or receivership proceedings or otherwise, or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Company or any Subsidiary or otherwise or upon any exercise by the holders of the Senior Indebtedness (the "Senior Creditors") of any of their rights and remedies under any document evidencing Senior Indebtedness,

                  (a) the holders of all Senior Indebtedness shall be entitled to receive payment in full in cash of the Senior Indebtedness before the holders of the Subordinated Obligations are entitled to receive any Subordinated Payment; and

                  (b) any Subordinated Payment to which the holders of the Subordinated Obligations would be entitled except for the provisions hereof shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the Lender to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness, and, if any holder of Subordinated Obligations does not file a proper claim or proof of debt therefor prior to thirty (30) days before the expiration of the time to file such claim, then the Senior Creditors are hereby authorized and empowered to file such claim.


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3. Payment of the Subordinated Obligations. Until the indefeasible payment in full in cash of the Senior Indebtedness (at which time this Agreement will automatically terminate, subject to Section 9 below),

                  (a) no Subordinated Payment shall be made or accepted on account of any Subordinated Obligations, and

                  (b) no holder of Subordinated Obligations will take action to commence or cause the commencement of any action or proceeding (whether at law or in equity) against the Company or any Subsidiary to recover any Subordinated Payment (unless the Lender shall have agreed in writing in advance to, and shall have joined, in such proceeding).

4. Payment Remittance. In the event that, notwithstanding the foregoing, any Subordinated Payment prohibited by any of the foregoing paragraphs (2) or (3) shall be paid to or received by any holder of Subordinated Obligations, then and in such event such Subordinated Payment shall be held in trust for the benefit of the Senior Creditors and paid over and delivered forthwith to the Lender, for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full in cash.

5. Notice of Certain Events. The Company shall give prompt written notice to the holders of the Subordinated Obligations and the Senior Creditors of any dissolution, winding up, liquidation, reorganization, readjustment, arrangement or similar proceeding, assignment for the benefit of creditors, or any marshalling of assets and liabilities, in respect of the Company or any Subsidiary, and shall also give prompt written notice to each such person of any event or condition which, pursuant to the subordination provisions set forth herein, prevents payment by the Company on account of the Subordinated Obligations.

6. Reliance on Subordination. Each holder of the Subordinated Obligations by its acceptance hereof acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each Senior Creditor to acquire and continue to hold the Senior Indebtedness and such holder of the Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold such Senior Indebtedness and shall be deemed a third party beneficiary of such provisions.

7. Waiver and Consent. Each holder of the Subordinated Obligations waives any and all notice of the acceptance of these provisions or of the creation, renewal, extension or accrual, now or at any time in the future, of any Senior Indebtedness or of the reliance of the holders of the Senior Indebtedness on these provisions. Each holder of the Subordinated Obligations acknowledges and agrees that (a) the subordination provisions set forth herein shall be specifically enforceable against such Persons by the holders of the Senior Indebtedness, and (b) without notice to or further assent by it, the Senior Indebtedness may from time to time, in whole or in part, be renewed, extended, increased, refunded or released by the holders thereof, as they may deem advisable, that the loan agreements and any other instruments or documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, that any collateral security for any such Senior Indebtedness may from time to time, in whole or in part, be exchanged, sold, or surrendered by the holders thereof, as they may deem advisable, and that such holders may take any other action they may deem necessary or appropriate in connection with the Senior Indebtedness, all without in any manner or to any extent impairing or affecting the obligations of the Company to the holders of the Subordinated Obligations.


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8. Subordination Unaffected by Certain Events. The rights set forth herein of the holders of the Senior Indebtedness as against each holder of the Subordinated Obligations shall remain in full force and effect without regard to, and shall not be impaired or affected by:

                  (a) any act or failure to act on the part of the Company or any Subsidiary;

                  (b) any extension or indulgence in respect of any payment or prepayment of the Senior Indebtedness or any part thereof or in respect of any other amount payable to any holder of the Senior Indebtedness; or

                  (c) any amendment, modification or waiver of, or addition or supplement to, or deletion for, or compromise, release, consent or other action in respect of, any of the terms of any Senior Indebtedness or any other agreement which may be made relating to any Senior Indebtedness; or

                  (d) any exercise or nonexercise by any holder of Senior Indebtedness of any right, power, privilege or remedy under or in respect of such Senior Indebtedness or the Subordinated Obligations or any waiver of any such right, power, privilege or remedy or any default in respect of such Senior Indebtedness or the Subordinated Obligations, or any receipt by any holder of Senior Indebtedness of any security, or any failure by such holder to perfect a security interest in, or any release by such holder of, any security for the payment of such Senior Indebtedness; or

                  (e) any merger or consolidation of the Company or any of its Subsidiaries into or with any of its Subsidiaries or into or with any other Person, or any sale, lease or transfer of any or all of the assets of the Company or any of its Subsidiaries to any other Person; or

                  (f) the absence of any notice to, or knowledge by, any holder of the Subordinated Obligations of the existence or occurrence of any of the matters or events set forth in the foregoing clauses (a) through
                           (e).

9. Reinstatement of Subordination. The obligations of each holder of the Subordinated Obligations under the subordination provisions set forth herein shall continue to be effective, or be reinstated, as the case may be, as to any payment in respect of any Senior Indebtedness that is rescinded or must otherwise be returned by the holder of such Senior Indebtedness upon the occurrence or as a result of any proceeding, all as though such payment had not been made.

10. Effect of Agreement. It is understood that the provisions set forth herein are and are intended solely for the purpose of defining the relative rights of the holder or holders of the Subordinated Obligations, on the one hand, and the holders of Senior Indebtedness, on the other hand. Nothing contained herein is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the holder or holders of the Subordinated Obligations, the obligation of the Company, which is unconditional and absolute, to pay to the holder or holders of the Subordinated Obligations the principal of and interest, dividends and other amounts on the Subordinated Obligations as and when the same shall become due and payable in accordance with


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its terms, or to affect the relative rights of the holder or holders of the
Subordinated Obligations and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein prevent the holder or holders of the Subordinated Obligations from exercising all remedies otherwise permitted by applicable law, subject to the rights, if any, herein of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

11. Headings. Section headings in this Agreement are for convenience of reference only but shall not govern the interpretation of any of the provisions of this Agreement.

12. Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

13. Successors and Assigns. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns. Each Purchaser agrees that it will not transfer all or any interest in the Preferred Stock or the Purchase Agreement to which it is a party without an acknowledgment by the transferee that it is acquiring such interest subject to the terms of this Agreement.

14. CHOICE OF LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF TEXAS BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

15. Future Agreement. This Agreement embodies the entire agreement and understanding among the parties hereto and supersedes all prior agreements and understandings among the parties relating to the subject matter hereof; provided, that the parties acknowledge that certain payments to be made pursuant to the Purchase Agreements and the Statement may, by the terms of such documents, only be made subject to the terms of the Senior Credit Agreement.

16. Severability of Provisions. Any provision in this Agreement that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability or validity of that provision in any other jurisdiction, and to this end the provisions of this Agreement are declared to be severable.

17. ENTIRE AGREEMENT. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                           [signature page to follow]



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                  IN WITNESS WHEREOF, the undersigned have executed this
Agreement as of the date first above written.

                                      GOFF MOORE STRATEGIC PARTNERS, L.P., a
                                      Texas limited partnership


                                      By:      GMSP Operating Partners, L.P.,
                                               its general partner

                                      By:      GMSP, L.L.C.,
                                               its general partner

                                      By:    /s/ J. Randall Chappel
                                         ------------------------------------

                                      Title:         Principal
                                            ---------------------------------


                                                /s/ Robert W. Stallings
                                      ---------------------------------------
                                                        Robert W. Stallings


                                      BANK ONE, NA


                                      By:      /s/ Richard A. Pittman
                                         ------------------------------------

                                      Title:        Senior Vice President
                                            ---------------------------------


                                      GAINSCO, INC.


                                      By:      /s/ Glenn W. Anderson
                                         ------------------------------------

                                      Title:   President and CEO
                                            ---------------------------------


                                      GAINSCO SERVICE CORP.

                                      By:      /s/ Glenn W. Anderson
                                         ------------------------------------

                                      Title:   President and CEO
                                            ---------------------------------